Exhibit 10.1

AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 5 to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of September 11, 2018, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”, and together with the Parent and Electronics, the “Domestic Borrowers”), STONERIDGE ELECTRONICS AB, reg. no. 556442-9388, a Swedish corporation (“Stoneridge Sweden”, and together with the Domestic Borrowers, the “Borrowers”), STONERIDGE AFTERMARKET, INC., an Ohio corporation (“Aftermarket”), ORLACO INC., a Delaware corporation (“Orlaco”) and SRI HOLDINGS US LLC, a Delaware limited liability company (“SRI Holdings” and, together with Aftermarket and Orlaco, the “Guarantors”), the the various Lenders (as hereinafter defined) which are a party to this Amendment and PNC Bank, National Association, a national banking association, as the administrative agent (in such capacity, the “Administrative Agent”) and the collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”).

WITNESSETH:

WHEREAS, the Borrowers have been extended certain financial accommodations pursuant to that certain Third Amended and Restated Credit Agreement, dated as of September 12, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the guarantors party thereto from time to time, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent;

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as more fully set forth below.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1               DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2               AMENDMENTS TO THE CREDIT AGREEMENT.

The Credit Agreement is hereby amended as follows:

2.1           Amendment to Section 8.2.4 (Loans and Investments) of the Credit Agreement. Section 8.2.4 of the Credit Agreement is hereby amended on the Amendment Effective Date (as hereinafter defined) by (a) the deletion of “and” from the end of clause (vii), (b) replacing the “.” at the end of clause (viii) with “; and”, and (c) the addition of new clause (ix), as follows:

“(ix)   Parent may agree to make, and make, investments in one or more funds previously disclosed to Agent and the Lenders on August 30, 2018, in an amount not to exceed Ten Million Dollars ($10,000,000) in the aggregate.”

Section 3               REPRESENTATIONS AND WARRANTIES.

Each Loan Party hereby represents and warrants to the Lenders and the Agents as follows:

3.1           The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Loan Party party thereto enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity.

3.2           No Potential Default or Event of Default. No Potential Default or Event of Default exists under the Credit Agreement as of the date hereof and no Potential Default or Event of Default will occur as a result of the effectiveness of this Amendment.

3.3           Restatement of Representations and Warranties. The representations and warranties of such Loan Party contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents are true and correct on and as of the Amendment Effective Date as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

3.4          Organizational Documents. There have been no changes to the articles or certificate of incorporation, by-laws, code of regulations, certificate of formation, limited liability company agreement or other organizational documents, as the case may be (collectively, the “Organizational Documents”) of such Loan Party since the most recent certification provided to the Administrative Agent, and such Organizational Documents remain in full force and effect as of the Amendment Effective Date.

Section 4               CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

4.1           Execution. The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by an authorized officer of each other party hereto.

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4.2           Good Standing Certificates. The Administrative Agent shall have received copies of certificates from the appropriate state officials (dated not more than thirty (30) days prior to the Amendment Effective Date) as to the continued existence and good standing of each domestic Loan Party in each state where organized.

4.3          Payment of Costs and Expenses. The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Administrative Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement with the Administrative Agent.

4.4           Other. All corporate and other proceedings, and all documents, instruments, certificates and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

Section 5               MISCELLANEOUS.

5.1           Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.

5.2           Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

5.3           Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

5.4           Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

5.5           Negotiations. Each Loan Party acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agents and the Lenders.

5.6           Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agents under the Credit Agreement or the other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

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5.7           Reaffirmation. Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

5.8          Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Agents and their Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against the Agents, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agents, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

5.9           Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:	STONERIDGE, INC.

	By:	/s/ Robert R. Krakowiak
	Name:	Robert R. Krakowiak
	Title:	Chief Financial Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.
STONERIDGE ELECTRONICS, INC.

	By:	/s/ Robert R. Krakowiak
	Name:	Robert R. Krakowiak
	Title:	Vice President

STONERIDGE ELECTRONICS AB

	By:	/s/ Jonathan B. DeGaynor
	Name:	Jonathan B. DeGaynor
	Title:	Managing Director

GUARANTORS:	STONERIDGE AFTERMARKET, INC.
ORLACO INC.

	By:	/s/ Robert R. Krakowiak
	Name:	Robert R. Krakowiak
	Title:	Vice President

SRI HOLDINGS US LLC

	By:	Stoneridge, Inc., its sole member

	By:	/s/ Robert R. Krakowiak
	Name:	Robert R. Krakowiak
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 5]

AGENTS:	PNC BANK, NATIONAL ASSOCIATION, as
the Administrative Agent and the Collateral Agent

	By:	/s/ Scott Neiderheide
	Name:	Scott Neiderheide
	Title:	Vice President

[Signature Page to Amendment No. 5]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Neiderheide
Name:	Scott Neiderheide
Title:	Vice President

[Signature Page to Amendment No. 5]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ James A. Pitzer
Name:	James A. Pitzer
Title:	Executive Director

[Signature Page to Amendment No. 5]

COMPASS BANK, as a Lender

By:	/s/ Jeffrey Bork
Name:	Jeffrey Bork
Title:	Senior Vice President

[Signature Page to Amendment No. 5]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen A. Maenhout
Name:	Stephen A. Maenhout
Title:	Senior Vice President

[Signature Page to Amendment No. 5]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ William N. Bartok
Name:	William N. Bartok
Title:	Vice President

[Signature Page to Amendment No. 5]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jarrod Clements
Name:	Jarrod Clements
Title:	Vice President

[Signature Page to Amendment No. 5]

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Betsy Phillips Young
Name:	Betsy Phillips Young
Title:	Director

[Signature Page to Amendment No. 5]

KEYBANK NATIONAL ASSOCIATION
(successor to FIRST NIAGARA BANK, N.A.), as
a Lender

By:	/s/ Suzannah Valdivia
Name:	Suzannah Valdivia
Title:	Senior Vice President

[Signature Page to Amendment No. 5]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Stephen J. Orban
Name:	Stephen J. Orban
Title:	Senior Vice President

[Signature Page to Amendment No. 5]